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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2003
                                   ----------



                          HASTINGS ENTERTAINMENT, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)

                                      TEXAS
                                   ----------
         (State or other jurisdiction of incorporation or organization)


        000-24381                                      75-1386375
       -----------                                     ----------
(Commission File Number)                 (I.R.S. Employer Identification Number)


   3601 PLAINS BLVD, AMARILLO, TEXAS                                    79102
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                                 (806) 351-2300
                                   ----------
              (Registrant's telephone number, including area code)

                                      NONE
                                   ----------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                          HASTINGS ENTERTAINMENT, INC.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS:

                  Exhibit
                  Number            Description

                    99.1 Press release issued by Hastings Entertainment, Inc., dated May 21, 2003

ITEM 9. REGULATION FD DISCLOSURE.

The information contained in this Item 9 is being furnished pursuant to "Item
12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On May 21, 2003, Hastings Entertainment, Inc. issued a press release announcing, among other things, its results for the quarter ended April 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



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                          HASTINGS ENTERTAINMENT, INC.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2003                     Hastings Entertainment, Inc.
                                       (Registrant)


                                       By: /s/ Dan Crow
                                           -------------------------------------
                                           Dan Crow
                                           Vice President,
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)



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                                INDEX TO EXHIBITS

                  Exhibit
                  Number            Description
                  -------           -----------
                    99.1            Press release issued by Hastings
                                    Entertainment, Inc., dated May 21, 2003